UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 18, 2005

QUINTILES TRANSNATIONAL CORP.

(Exact name of registrant as specified in its charter)

North Carolina	000-23520	56-1714315
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification Number)

4709 Creekstone Drive, Suite 200, Durham, North Carolina 27703-8411
(Address of principal executive offices)

(919) 998-2000
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

On July 18, 2005, a duly authorized committee of the board of directors of Quintiles Transnational Corp. (the “Company”) authorized management to proceed with the sale of the Company’s Early Development and Packaging business (the “EDP Business”). The EDP Business is comprised of the Company’s Pre-Clinical, Pharmaceutical Sciences and Clinical Trials Supplies businesses, all of which are currently part of the Company’s Early Development and Laboratory Services (“EDLS”) line of business in the Product Development Group. The Company will retain the other businesses in the EDLS line of business, including Phase I and Central Laboratory Services.

On July 18, 2005, the Company and its subsidiaries Quintiles, Inc., Quintiles Limited and Quintiles East Asia Private Limited (“Quintiles Asia” and together with the Company, Quintiles, Inc. and Quintiles Limited, the “Sellers”), Early Development and Packaging Services USA, L.L.C. (the “U.S. Company”), Early Development and Packaging Services (UK) Limited (the “U.K. Company”) and Quintiles Clinical Supplies Americas, Inc. (“Quintiles Supplies”), entered into a Purchase Agreement (the “Purchase Agreement”) with Aptuit, Inc. (“Aptuit”), under which Aptuit has agreed to acquire the EDP Business for approximately $125 million (the “Purchase Transaction”).

The Purchase Agreement provides for Aptuit to acquire the EDP Business by acquiring all of the stock or membership interests of the U.S. Company and the U.K. Company as well as those employees, assets and operations of Quintiles Asia related to the EDP Business, which are principally located in Singapore. In connection with the Purchase Transaction, the Company and Aptuit also expect to sign a two-year co-marketing agreement with respect to each other’s service offerings.

In consideration for the sale of the EDP Business, Aptuit will make an initial cash payment of $125 million to the Company, subject to a post-closing working capital adjustment, and will assume certain liabilities relating to the EDP Business. The Sellers will retain certain other liabilities of the EDP Business not being assumed by Aptuit.

The Purchase Transaction, which is expected to close in the third quarter of 2005, is subject to the receipt of applicable regulatory approvals and satisfaction or waiver of other conditions customary to transactions of this type. If either the Sellers or Aptuit breach their respective obligations to close the Purchase Transaction after all of that party’s conditions to closing have been satisfied or waived (or intentionally breach any pre-closing obligation that results in a failure of any such condition to be satisfied by the other party), the Purchase Agreement requires the breaching party to pay a $22 million termination fee to the other party.

As part of the Company’s normal close process for the second quarter of 2005, the Company determined that certain of its assets including those of its EDP Business were impaired in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” for assets held and used. The Company expects to recognize pre-tax impairments totaling approximately $66 million during the quarter ended June 30, 2005 relating to the assets of the EDP Business. As a result of the July 18, 2005 determination to sell the EDP Business, the Company expects to recognize an additional pre-tax impairment on the assets of the EDP Business during the third quarter of 2005 in accordance with the provisions of SFAS No. 144 for assets held for sale which requires the assets to be written down to estimated fair value less costs to sell. The Company estimates the additional pre-tax impairment on the assets of the EDP Business, including the allocated portion of goodwill attributable to the EDP Business, will range from $10 million to $20 million and includes estimated cash expenditures to sell the EDP Business ranging between $8 million and $12 million.

A copy of the July 19, 2005 press release announcing the execution of the Purchase Agreement is attached hereto as Exhibit 99.01 and incorporated herein by reference. The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.01 to this Current Report on Form 8-K and incorporated herein by reference. The Purchase Agreement has been included to provide investors with information about its terms. It is not intended to provide other factual information about the Sellers or Aptuit. The Purchase Agreement includes representations and warranties that the parties have made to each other as a matter of negotiation and risk allocation. These representations and warranties were made only as of the date of the Purchase Agreement and are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with its execution. These provisions are not intended to be relied on by third parties, including investors, other than as an indication of how the parties to such agreements allocated risks among themselves. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Information in this report contains “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements represent the Company’s judgment concerning the future and are subject to risks and uncertainties that could cause actual results to differ materially, including, without limitation, the inability of the parties to satisfy all of the conditions to closing, the possibility of delays in obtaining or the failure to receive required regulatory approvals, the possibility that the Purchase Transaction might otherwise be delayed or fail to close, and the possibility that the actual impairment charge or cash expenditures may exceed the Company’s estimates. Additional factors that could cause actual results to differ materially are discussed in the Company’s recent filings with the Securities and Exchange Commission, including but not limited to its Form 10-K, Form 10-Qs and Form 8-Ks.

Item 2.06      Material Impairments

The information contained in Item 1.01 above is incorporated by reference into this Item 2.06.

Item 9.01      Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.	Description of Exhibit

2.01	Purchase Agreement, dated July 18, 2005, by and among Aptuit, Inc., Quintiles Transnational Corp., Quintiles, Inc., Quintiles Limited, Quintiles East Asia Private Limited, Early Development and Packaging Services USA, L.L.C., Early Development and Packaging Services (UK) Limited and Quintiles Clinical Supplies Americas, Inc.

99.01	Press release, dated July 19, 2005, of Quintiles Transnational Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINTILES TRANSNATIONAL CORP.

	By:	/s/ John S. Russell

John S. Russell Executive Vice President

Dated: July 22, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.01	Purchase Agreement, dated July 18, 2005, by and among Aptuit, Inc., Quintiles Transnational Corp., Quintiles, Inc., Quintiles Limited, Quintiles East Asia Private Limited, Early Development and Packaging Services USA, L.L.C., Early Development and Packaging Services (UK) Limited and Quintiles Clinical Supplies Americas, Inc.

99.01	Press release, dated July 19, 2005, of Quintiles Transnational Corp.

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